                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      November 24, 1997
                                                      -----------------

                       COLLEGE TELEVISION NETWORK, INC.
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                0-199999                      13-3557317
----------------------------    -----------                -------------------
(State or Other Jurisdiction    (Commission                   (IRS Employer
       of Incorporation)        File Number)               Identification No.)


          5784 Lake Forrest Drive, Suite 275, Atlanta, Georgia 30328
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (404) 256-9630
                                                       --------------

                         UC Television Network Corp.,
             909 Third Avenue, 9th Floor, New York, New York 10022
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
         ------------

     C. Thomas McMillen has resigned as a director of College Television Network, Inc. (the "Company") effective as of November 24, 1997. Mr. McMillen is resigning to focus his attention on Complete Wellness Centers, Inc., a corporation for which Mr. McMillen serves as Chairman, Chief Executive Officer and a director. Due to the valuable contribution of Mr. McMillen in the area of affiliate relations and in obtaining contracts for new installation sites, the Company will pursue a consulting arrangement with Mr. McMillen.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 25, 1997                     COLLEGE TELEVISION NETWORK, INC.

                                      By:    /s/ Jason Elkin
                                         ------------------------------
                                         Jason Elkin
                                         Chairman of the Board and
                                         Chief Executive Officer